                                                                    EXHIBIT 10.6



                               September 18, 1997



Medaphis Corporation
2840 Mt. Wilkinson Parkway
Suite 300
Atlanta, Georgia 30339
Attn: David McDowell
      Chief Executive Officer

                    RE: Second Amended and Restated Credit Agreement, dated as of February 4, 1997 (the "Credit Agreement"), among Medaphis Corporation (the "Borrower"), the lenders signatory thereto (collectively, the "Lenders"), and SunTrust Bank, Atlanta, as agent for the Lenders (the "Agent")

Gentlemen:

          All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

          You have requested that the Required Lenders (a) grant a waiver of compliance with the financial covenants set forth in Section 7.09(a), 7.09(b), 7.09(c) and 7.09(d) of the Credit Agreement as of and for the periods ending September 30, 1997, December 31, 1997 and March 31, 1998, and (b) consent to the sale by Imonics Corporation of the excess equipment of such Subsidiary described on Exhibit A attached hereto (collectively, the "Excess Imonics Equipment").

          The purpose of this letter is to confirm that, subject to the terms and conditions of this letter, the Required Lenders hereby waive any requirement under the Credit Agreement that the Borrower comply with any of the covenants set forth in Section 7.09(a), 7.09(b), 7.09(c) or 7.09(d) of the Credit Agreement as of and for the periods ending September 30, 1997, December 31, 1997 and March 31, 1998; provided however, that in consideration of such waivers:

               (i) Borrower shall pay to the Agent, on the effective date of this letter as provided below, a waiver fee (which fee shall be fully earned upon the effectiveness of this letter) in an amount equal to three-eighths of one percent (0.375%) of the aggregate Revolving Loan Commitments of all Lenders, and such fee shall be distributed by the Agent to those Lenders who are signatories to this letter in accordance with their respective pro rata shares thereof (based on the proportion that each signing Lender's Revolving Loan Commitment bears to the sum of all of
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               such signing Lenders' Revolving Loan Commitments - it being understood and agreed that Section 4.09 of the Credit Agreement shall not apply to such fee); and

                    (ii) Borrower also shall be obligated to cause all of the
               Lenders' Revolving Loan Commitments to be terminated and all Obligations owed to all Lenders for the payment of money (other than (X) indemnity obligations not yet due and payable and (y) Cash Management Services Obligations) to be paid in full by November 30, 1997 (or such other date no later than June 30, 1998 to which such deadline may be extended by the Required Lenders in their discretion), and any failure on the Borrower's part to cause such termination and payment to occur by the applicable deadline shall constitute an Event of Default under Section 9.01(v) of the Credit Agreement which may be waived or acted upon by the Required Lenders in their discretion in accordance with the terms and conditions of the Credit Agreement as amended and supplemented by this letter (it being understood and agreed that Section 11.08(a)(iv) of the Credit Agreement shall not apply to any extension of the aforesaid deadline to a date which occurs on or before June 30, 1998 or any waiver of any Event of Default arising from Borrower's failure to cause such termination and payment to occur by such deadline, and Section 11.08(a)(iv) shall continue to apply to any extension of such dealine beyond June 30, 1998 or to any waiver of any Event of Default arising from Borrower's failure to cause such payment to occur by June 30, 1998).

               This Letter also confirms that, subject to the terms and conditions of this letter, the Required Lenders hereby consent to the sale by Imonics Corporation of the Excess Imonics Equipment (and all of the Lenders' and the Agent's Liens on such Collateral under the Security Documents shall be released upon the sale thereof), provided that (i) the Net Proceeds of such sale are applied in accordance with Section 2.06 of the Credit Agreement (and, pending such application, the Lenders' and the Agent's Liens shall attach thereto pursuant to the Security Documents and such proceeds shall constitute Collateral for the Obligations) and (ii) no Default or Event of Default exists at the time of such sale.

               Please note that this letter (and the waivers and consent confirmed herein) shall not become effective unless and until (a) the aforesaid waiver fee has been paid and (b) this letter has been signed by the Required Lenders and this letter has been accepted and agreed to by Borrower, in each case by such person's signing a copy of this letter in the appropriate space indicated below and returning the same to the Agent's counsel (which may be done by telecopy and in counterparts).
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                  Please note that the waivers and consent confirmed in this letter relate solely to the specific covenants, dates and time periods described above and nothing in this letter is intended (or shall be construed) to constitute a waiver of or a consent to a departure from any other covenants in the Credit Agreement.

                                    SUNTRUST BANK, ATLANTA, as Agent
                                    and as a Lender


                                    By: /s/ R.E. Tincher
                                       -----------------------------------------
                                       Name: Robert E. Tincher
                                            ------------------------------------
                                       Title: SVP
                                             -----------------------------------


                                    By:  /s/ David H. Eidson
                                       -----------------------------------------
                                      Name:  David H. Eidson
                                           -------------------------------------
                                      Title:   SVP
                                            ------------------------------------

                                    THE CHASE MANHATTAN BANK, as a
                                    Lender


                                    By:  /s/ C.T. Moore
                                       -----------------------------------------
                                      Name:  C.T. Moore
                                           -------------------------------------
                                      Title:  Managing Director
                                            ------------------------------------

                                    CREDITANSTALT-BANKVEREIN, as a
                                    Lender


                                    By:  /s/ John G. Taylor
                                       -----------------------------------------
                                      Name:  John G. Taylor
                                           -------------------------------------
                                      Title:  Senior Associate
                                            ------------------------------------

                                    By:  /s/ Stephen W. Hipp
                                       -----------------------------------------
                                      Name:  Stephen w. Hipp
                                           -------------------------------------
                                      Title:  Associate
                                            ------------------------------------

                                    NATIONSBANK, N.A., as a Lender


                                    By:  /s/ DeWitt W. King, III
                                       -----------------------------------------
                                      Name:  DeWitt W. King, III
                                           -------------------------------------
                                      Title:  Senior Vice President
                                            ------------------------------------
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                                    PNC BANK, N.A., as a Lender


                                    By:  /s/ Thomas J. McCool
                                       -----------------------------------------
                                      Name:  Thomas J. McCool
                                           -------------------------------------
                                      Title:  Senior Vice President
                                            ------------------------------------

                                    WACHOVIA BANK, N.A., as a Lender


                                    By:  /s/ Ann B. Edwards
                                       -----------------------------------------
                                      Name:  Ann B. Edwards
                                           -------------------------------------
                                      Title:  Assistant Vice President
                                            ------------------------------------


ACCEPTED AND AGREED TO
this 18th day of September, 1997:

MEDAPHIS CORPORATION


By:  /s/ Caryn Dickerson
   -----------------------------------------
  Name:  Caryn Dickerson
       -------------------------------------
  Title:  Treasurer
        ------------------------------------


cc:      Each Guarantor